Exhibit 99.2

On September 30, 2022, Solid Biosciences Inc. published the following post on LinkedIn:

Today, Solid announced it has entered into a definitive merger agreement to acquire AavantiBio, Inc. and a securities purchase agreement for a concurrent $75 million private placement. See our press release for more info [Link to Press Release on Solid’s Website]

On September 30, 2022, Solid Biosciences Inc. published the following post on Twitter:

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for Solid Biosciences Inc. (the “Company”), AavantiBio and the combined company following the anticipated consummation of the proposed merger; the anticipated benefits of the merger; the anticipated timing of the merger and private placement; the anticipated milestones, business focus and pipeline of the combined company; the expected cash and cash investments of the combined company at closing of the transactions and the cash runway of the combined company; the excepted management team and board of directors of the combined company; the Company’s SGT-003 program, including expectations for filing an investigational new drug application (“IND”) and initiating dosing; AavantiBio’s AVB-202 program and AVB-401 program, including expectations for filing an

IND for AVB-202, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties associated with: completion of the proposed merger and private placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the merger and the private placement, including with respect to the approval of the Company’s stockholders; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement or the private placement; the effect of the announcement or pendency of the merger on the Company’s or AavantiBio’s business relationships, operating results and business generally; the ability to recognize the anticipated benefits of the merger; the outcome of any legal proceedings that may be instituted against the Company or AavantiBio following any announcement of the merger and related transactions; the ability to obtain or maintain the listing of the common stock of the combined company on the Nasdaq Stock Market following the merger; risks related to the Company’s and AavantiBio’s ability to estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; costs related to the merger, including unexpected costs, charges or expenses resulting from the merger; changes in applicable laws or regulation; the possibility that the Company or AavantiBio may be adversely affected by other economic, business and/or competitive factors; competitive responses to the merger and private placement; risks related to the Company’s continued listing on the Nasdaq Global Select Market, including the Company’s ability to regain compliance with Nasdaq’s minimum bid price requirement; the Company’s ability to advance its SGT-003 program on the timelines expected or at all, obtain and maintain necessary approvals from the U.S. Food and Drug Administration (“FDA”) and other regulatory authorities; following the merger, the Company’s ability to advance the programs acquired from AavantiBio, including the AVB-202 and AVB-401 programs, on the timelines expected or at all, obtain and maintain necessary approvals from the FDA and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in preclinical studies and early-stage clinical trials of product candidates; whether the methodologies, assumptions and applications utilized to assess particular safety or efficacy parameters will yield meaningful statistical results; advancing the development of product candidates under the timelines it anticipates in current and future clinical trials; successfully transitioning, optimizing and scaling the Company’s manufacturing process; obtaining, maintaining or protecting intellectual property rights related to the Company’s and AavantiBio’s product candidates; competing successfully with other companies that are seeking to develop Duchenne treatments, Friedreich’s ataxia, BAG3 and other gene therapies; managing expenses; and raising the substantial additional capital needed, on the timeline necessary, to continue development of SGT-003, AVB-202, AVB-401 and other product candidates; achieving the Company’s other business objectives and continuing as a going concern. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC. In addition, the forward-looking statements included in this communication represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Important Additional Information Will Be Filed with the SEC

In connection with the merger and the private placement, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the merger and the private placement and other relevant documents. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the shares to be issued in the merger and the private placement and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR THE PRIVATE PLACEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AAVANTIBIO, THE MERGER AND THE PRIVATE PLACEMENT. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on the Company’s website at www.solidbio.com or by contacting the Company’s Investor Relations via email at clowie@solidbio.com or by telephone at 607-423-3219.

Participants in the Solicitation

The Company, AavantiBio and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the issuance of the shares in the merger and the private placement and any other matters to be voted on at the special meeting. Information about the Company’s directors and executive officers is included in the Company’s most recent definitive proxy statement filed with the SEC on April 28, 2022. Additional information regarding the names, affiliations and interests of the Company’s and AavantiBio’s directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC).

These documents (when filed with the SEC) will be available free of charge as described above.